UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	26-264445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6340 Quadrangle Drive, Suite 200, Chapel Hill, NC		27517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2012 annual meeting of stockholders for Cempra, Inc. was held on May 24, 2012.

At the meeting, our stockholders elected two Class I members to our board of directors, each for a three-year term expiring at the annual meeting of stockholders in 2015, as follows:

Members	Number of Shares Voted For	Number of Shares Withheld (Includes Abstentions)	Broker Non-Votes
Prabhavathi Fernandes, Ph.D.	16,305,812	516,785	1,862,228
David Gill	16,514,634	307,963	1,862,228

At the meeting, our stockholders also ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The vote for such ratification was 18,661,530 shares for, 23,295 shares against and no abstentions or broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

/s/ Mark W. Hahn
Date: May 31, 2012	Mark W. Hahn, Chief Financial Officer